MIRION TECHNOLOGIES, INC.
PERFORMANCE STOCK OPTION AWARD AGREEMENT
This Performance Stock Option Award Agreement dated April 9, 2026 (together with all schedules hereto, this “Agreement”) is being entered into by and between Mirion Technologies, Inc., a Delaware corporation (including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise) (the “Company”) and Thomas D. Logan (the “Grantee”).
1.Definitions. The following terms have the meanings ascribed to them below. Capitalized terms used in this Agreement but not defined herein have the meanings given to them in the Plan.
(a)“Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.
(b)“Awards Summary Schedule” means the schedule attached hereto, which sets forth specific information relating to the grant, vesting and exercise of the Performance Stock Option.
(c)“Cause” has the meaning given to such term in the Grantee’s Employment Agreement.
(d)“CIC Closing Price” means the price determined based on the sixty (60) trading days prior to the date that is two trading days prior to the CIC Date.
(e)“CIC Date” means the date of the closing of the Change in Control.
(f)“Code” means the Internal Revenue Code of 1986, as amended.
(g)“Committee” means those members of the Board who have been designated pursuant to the Plan to act in that capacity.
(h)“Company Group” means the Company and each of its Subsidiaries.
(i)“Date of Exercise” means the date on which the notice required by Paragraph 7 hereof is delivered to the Company.
(j)“Date of Grant” means the date first set forth in the Award Summary Schedule.
(k)“Disability” means a disability within the meaning of section 22(e)(3) of the Code.
(l)“Earned Options” has the meaning set forth on the attached Awards Summary Schedule.
(m)“Employment Agreement” means the Amended and Restated Employment Agreement by and between the Grantee and the Company, dated as of August 13, 2021, as amended.

(n)“Exercise Price” means the per Share exercise price of the Performance Stock Option, as determined pursuant to the Plan and set forth on the attached Awards Summary Schedule.
(o)“Expiration Date” means the earliest of the following:
(1)If the Grantee’s Termination of Service is for Cause, the date of such Termination of Service; or
(2)The day before the seventh anniversary of the Date of Grant.
(p)“Fair Market Value” means the Fair Market Value of a Share, as determined pursuant to the Plan.
(q)“Good Reason” has the meaning given to such term or a similar term in the Employment Agreement.
(r)“Maximum Options” has the meaning set forth on the attached Awards Summary Schedule.
(s)“Performance Condition” has the meaning set forth on the attached Awards Summary Schedule.
(t)“Performance Measurement Date” means either the Tranche I Performance Measurement Date or the Tranche II Performance Measurement Date.
(u)“Performance Stock Option” means the stock option subject to Service Conditions and Performance Conditions granted to Grantee pursuant to this Agreement.
(v)“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.
(w)“Plan” means the Mirion Technologies, Inc. Omnibus Incentive Plan (as amended from time to time and including any successor plan thereto) incorporated herein by reference.
(x)“Pro Rata Amount” means a fraction, (i) the numerator of which is the number of calendar days elapsed during the period starting with and inclusive of the Date of Grant and ending on the effective date of the Grantee’s Termination of Service and (ii) the denominator of which is 1,460.
(y) “Share” means a share of the Company’s Class A Common Stock, par value, $0.0001 per share.
(z)“Subsidiary” means any business entity that, at the time in question, is a subsidiary of the Company within the meaning of section 424(f) of the Code.
(aa)“Target Options” means the target number of Shares subject to the Award as set forth on the Award Summary Schedule
(bb)“Termination of Service” means the Grantee’s termination of service with the Company Group. For the avoidance of doubt, the cessation of employee status but the continuation of the performance of services for the Company or a Subsidiary as a

Director or Consultant shall not be deemed a cessation of service that would constitute a Termination of Service.
(cc)“Third Party” means any Person other than a member of the Company Group, together with such Person’s Affiliates, provided that the term “Third Party” shall not include the Company Group or an Affiliate of the Company Group.
(dd)“Tranche I Performance Measurement Date” shall mean the third anniversary of the Date of Grant.
(ee)“Tranche II Performance Measurement Date” shall mean the fourth anniversary of the Date of Grant.
(ff)            “Tranche I Performance Stock Options” shall mean the Performance Stock Options that are earned during the period from the Date of Grant through the third anniversary of the Date of Grant.
(gg)“Tranche II Performance Stock Options” shall mean the Performance Stock Options that are earned during the period from the Date of Grant through the fourth anniversary of the Date of Grant.
(hh)“1933 Act” means the Securities Act of 1933, as amended.
(ii)            “1934 Act” means the Securities Exchange Act of 1934, as amended.
2.    Grant of Performance Stock Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Grantee the Performance Stock Option to purchase any or all of the Shares, subject to the terms and conditions set forth in this Agreement and the Plan. Each Performance Stock Option represents the right to purchase between 0% and 150% of the Target Options based on achievement of the Performance Conditions, as set forth in the Award Summary Schedule, subject to the terms and conditions set forth in this Agreement and the Plan, including the satisfaction of the applicable Service Condition. For the avoidance of doubt, the maximum number of Shares the Grantee may purchase pursuant to this award of Performance Stock Options shall in no event exceed the Maximum Options.
3.    Time of Exercise of Performance Stock Options.
Subject to the terms and conditions set forth in this Agreement and in the Plan, the Performance Stock Option shall vest in accordance with the terms and conditions set forth on the attached Awards Summary Schedule. The Performance Stock Option will become exercisable with respect to the Earned Options on the applicable Performance Measurement Date, and shall remain exercisable until the Expiration Date, when the right to exercise shall terminate absolutely.
4.    Termination of Service.
(a)    Subject to the terms and conditions set forth in this Agreement and in the Plan, in the event of Grantee’s Termination of Service for any reason prior to the First

Tranche Measurement Date, Grantee shall forfeit all of the Performance Stock Options effective as of such Termination of Service for no consideration.
(b)    In the event of Grantee’s Termination of Service for any reason other than Cause following the First Tranche Measurement Date and before the Second Tranche Measurement Date, Grantee shall continue to be eligible to earn a Pro Rata Amount of the Second Tranche Performance Stock Options, subject to the actual achievement of the applicable Performance Condition for the Second Tranche Performance Stock Options.
(c)    In the event of Grantee’s Termination of Service for Cause, Grantee shall forfeit all Performance Stock Options, whether or not vested or earned, immediately upon such Termination of Service.
5.    Change in Control. In the event of a Change in Control, the Performance Conditions with respect to any outstanding unearned Performance Stock Options shall be measured based on the CIC Closing Price as of the CIC Date (with the measurement taking into account the performance of both the Company and the Peer Group (as defined in Award Summary Schedule) from the beginning of the applicable performance period through the CIC Date), with the outstanding Performance Stock Options to continue to be subject to the initial vesting period such that the Tranche I Performance Stock Options shall vest, subject to the service conditions set forth in Paragraph 4 of this Agreement, on the Tranche I Performance Measurement Date, and the Tranche II Performance Stock Options shall vest, subject to the service conditions set forth in Paragraph 4 of this Agreement, on the Tranche II Performance Measurement Date; provided, however, that if Grantee’s service is terminated without Cause or he resigns with Good Reason during the twenty-four month period immediately following the Change in Control and prior to the applicable vesting date, the earned Performance Stock Options shall immediately vest in full.
6.    Payment for Shares. Full payment for Shares purchased upon the exercise of the Earned Options shall be made at the election of the Grantee by one of the following methods:
(a)    via cashless exercise, such that subject to the other terms and conditions of this Agreement and the Plan, the Company shall deliver to the Grantee Shares having a Fair Market Value, as of the Date of Exercise, equal to the excess, if any, of (a) the Fair Market Value of such Shares on the Date of Exercise of the Earned Options over (b) the sum of (i) the aggregate Option Price for such Shares, plus (ii) the applicable tax withholding amounts (as determined pursuant to Paragraph 16 of this Agreement and Section 15 of the Plan) for such exercise; provided that, in connection with a cashless exercise that would not result in the issuance of a whole number of Shares, the Company shall withhold cash that would otherwise be payable to the Grantee from its regular payroll or the Grantee shall deliver cash or a certified check payable to the order of the Company for the balance of the option price for a whole Share to the extent necessary to avoid the issuance of a fractional Share or the payment of cash by the Company; or
(b)    via Grantee delivering cash or a certified check payable to the order of the Company for the sum of (i) the aggregate Option Price for such Shares, plus (ii) the applicable tax withholding amounts (as determined pursuant to Paragraph 16 of this Agreement and Section 15 of the Plan) for such exercise.
7.    Manner of Exercise. The Performance Stock Option shall be exercised by giving written notice of exercise in accordance with the manner prescribed by the Committee. Such notice shall be deemed to have been given when hand-delivered, e-mailed or mailed, first class postage prepaid, and shall be irrevocable once given.
8.    Restrictions on Sale of Shares. Notwithstanding anything to the contrary in this Agreement or the Plan, any Shares delivered to the Grantee pursuant to the exercise of Earned Options shall not, unless otherwise determined in the sole discretion of the Committee, be sold, transferred, assigned, alienated, disposed, hypothecated, conveyed, pledged or encumbered in any manner whatsoever (other than in order to satisfy withholding taxes) by Grantee (or, if applicable, the Grantee’s estate or beneficiaries) prior to the first anniversary of the date that the Performance Stock Option becomes earned and vested.
9.    Nontransferability of Performance Stock Option. The Performance Stock Option may not be transferred or assigned by the Grantee otherwise than by will or the laws of descent and distribution or be exercised during his life other than by the Grantee or for his benefit by his attorney-in-fact or guardian. Any attempt at assignment, transfer, pledge or disposition of the Performance Stock Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Performance Stock Option shall be null and void and without effect. Any exercise of the Performance Stock Option by a person other than the Grantee shall be accompanied by appropriate proofs of the right of such person to exercise the Performance Stock Option.
10.    Securities Laws. The Committee may from time to time impose any conditions on the exercise of the Performance Stock Option as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act or the 1934 Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. If the listing, registration or qualification of Shares issuable on the exercise of the Performance Stock Option upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Shares, the Company shall not be obligated to issue or deliver the certificates representing the Shares otherwise issuable on the exercise of the Performance Stock Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on such Shares calling attention to the fact that they have been acquired for investment and have not been registered.
11.    Repayment. Notwithstanding anything to the contrary contained herein, the Performance Stock Option shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time (including, without limitation, the Mirion Technologies, Inc. Clawback Policy), and the Committee may, to the extent permitted or shall, to the extent required, by applicable law and stock exchange rules or by any applicable Company policy or arrangement, (i) cancel or require reimbursement of any Shares issued or cash received upon the exercise of the Performance Stock Option or sale of Shares underlying such option and (ii) effect the cancellation of Earned Options or unvested Performance Stock Options.
12.    Rights Prior to Exercise. The Grantee shall not have any right as a stockholder with respect to any Shares subject to his Performance Stock Options until the Performance Stock Option shall have been exercised in accordance with the terms of the Plan and this Agreement and the Company shall have delivered the Shares. In the event that the Grantee’s Termination of Service is for Cause, upon a determination by the Committee, the Grantee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Performance Stock Option but for which the Company has not yet delivered the Shares.
13.    Status of Performance Stock Option; Interpretation. The Performance Stock Option is intended to be a non-qualified stock option. Accordingly, it is intended that the transfer of property pursuant to the exercise of the Performance Stock Option be subject to federal income tax in accordance with Section 83 of the Code. The Performance Stock Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The interpretation and construction of any provision of this Performance Stock Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the intention expressed in this Paragraph 13.
14.    Performance Stock Option Not to Affect Service. The Performance Stock Option granted hereunder shall not confer upon the Grantee any right to continue in service as an employee, officer or director of the Company or any subsidiary of the Company.
15.    Miscellaneous.
(a)    The address for the Grantee to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the Grantee’s address contained in the Company’s personnel records, or such other address as the Grantee may provide to the Company by written notice.
(b)    This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.
(c)    The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(d)    No amendment or modification of any provision of this Agreement that has a material adverse effect on Grantee shall be effective unless signed in writing by or on behalf of the Company and Grantee; provided that the Company may amend or modify this Agreement without Grantee’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which such amendment, modification or waiver is made or given.
(e)    This Agreement and the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, including without limitation, the Employment Agreement (and any vesting provisions thereunder). For the avoidance of doubt, any provisions in the Employment Agreement that provide for vesting of outstanding equity awards will have no application to the Options granted hereunder.
(f)    This Agreement shall inure to the benefit of and be binding upon the Company and Grantee and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and Grantee, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
(g)    If any term or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other term or provision hereof and this Agreement shall continue in full force and effect as if such invalid or unenforceable term or provision (to the extent of the invalidity or unenforceability) had not been contained herein.
16.    Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of the Performance Stock Option, the Company shall have the right to (a) withhold Shares subject to the Grantee’s exercise of the Performance Stock Option as provided in Paragraph 6 of the Agreement and Section 15 of the Plan, (b) require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (c) take whatever action it deems necessary to protect its interests with respect to tax liabilities.

IN WITNESS WHEREOF, the Company has granted this Agreement on the day and year first above written.

MIRION TECHNOLOGIES, INC.

BY: Name: Title:

AWARDS SUMMARY SCHEDULE
This Awards Summary Schedule (this “Schedule”) provides certain information related to the Performance Stock Option granted to Grantee by the Company on the Date of Grant pursuant to the Performance Stock Option Award Agreement to which this Schedule is attached.
Capitalized terms that are not otherwise defined in this Schedule shall have the meanings given to them in the applicable Performance Stock Option Award Agreement or in the Plan.
This Schedule is intended to be, and shall at all times be interpreted as, a part of the Performance Stock Option Award Agreement to which it relates.
Performance Stock Option Award

Grantee:	Thomas D. Logan
Date of Grant:	April 9, 2026
Exercise Price:	$20.14
Number of Performance Stock Options Granted:	2,500,000 Performance Stock Options (“Target Options”), 50% of which are Tranche I Performance Stock Options and 50% of which are Tranche II Performance Stock Options.
Maximum Options:
The maximum number of Shares that may be purchased under this award of Performance Stock Options will in no event exceed 3,750,000 Shares (subject to adjustment in accordance with Section 5 of the Plan) (which represents 150% of the Shares underlying the Target Options, assuming Performance Goal Achievement at the maximum performance level) (the “Maximum Options”).

Vesting of Performance Stock Options:	The Performance Stock Options will be earned and vest upon the satisfaction of the Performance Condition applicable to the Performance Stock Options, as set forth in more detail below.
Performance Condition:
The satisfaction of the “Performance Condition” will be determined as follows:
The number of Performance Stock Options earned and eligible to vest and become exercisable, as finally determined pursuant to this Schedule (the “Earned Options”), will be equal to (i) the number of Target Options multiplied by (ii) the Performance Goal Achievement Percentage.

Relative TSR Percentile:
The number of Performance Stock Options that will be earned will be based on the achievement relating to the Company’s Relative TSR Percentile (the “Performance Goal Achievement Percentage”) during the applicable Performance Period as follows (with achievement linearly interpolated between the Relative TSR Percentile goals):

		Company Relative TSR Percentile	Performance Goal Achievement Percentage
	No payout	<60th percentile	0%
	Minimum	60th percentile	50%
	Target	75th percentile	100%
	Maximum	90th percentile	150%
For the avoidance of doubt, in no event will the goal achievement exceed 150%
The Committee shall (i) certify the Performance Goal Achievement Percentage within thirty (30) days of the end of the applicable Performance Period based on information provided by a third party designated by the Committee to finalize the calculation and (ii) formally approve the number of Earned Options.

Performance Periods:
The “Performance Period” means:
•For the Tranche I Performance Stock Options, means the period beginning on the Date of Grant and ending on the Tranche I Performance Measurement Date
•For the Tranche II Performance Stock Options, means the period beginning on the Date of Grant and ending on the Tranche II Performance Measurement Date.

Definitions:
“TSR” means Total Shareholder Return, which is the share price appreciation of any particular company’s publicly traded common stock plus dividends accrued, as measured during the Performance Period. The starting and ending points for calculating a company’s TSR during the Performance Period are the average closing stock price of the common stock for the sixty (60) trading days prior to the start or end date of the Performance Period, as applicable. For purposes of clarity, any dividends will be accrued as cash, summing all dividends over the Performance Period.

“Relative TSR Percentile” means the comparative percentile of the Company’s TSR as compared to the TSRs for the companies in the Peer Group.

“Peer Group” means all companies in the Russell 2000 (excluding financial institutions and insurance companies) at the start of the Performance Period, as adjusted by the Committee to reflect changes in the component companies in the Russell 2000 (excluding financial institutions and insurance companies) as a result of acquisitions, going private transactions, delisting or insolvency.